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                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 10.24
                                       TO
                           ANNUAL REPORT ON FORM 10-K
                     For Fiscal Year ended September 30,1998

              FIRST AMENDMENT TO THE SAVINGS/PROFIT SHARING PLAN OF
                        VERTEX COMMUNICATIONS CORPORATION

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                                                                   EXHIBIT 10.24



                                 FIRST AMENDMENT
                                     TO THE
          VERTEX COMMUNICATIONS CORPORATION SAVINGS/PROFIT-SHARING PLAN

     This First Amendment to the Vertex Communications Corporation Savings/Profit-Sharing Plan (hereinafter referred to as the "Plan") is hereby executed and adopted on this 17th day of September, 1998, by Vertex Communications Corporation (hereinafter referred to as the "Employer").

                               W I T N E S S E T H

     WHEREAS, the Employer has heretofore maintained and administered the Plan and related Trust, in a manner intended to ensure that the Plan continues to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986; and

     WHEREAS, pursuant to the terms of the Plan, the Employer reserved the right to amend the Plan; and

     WHEREAS, the Employer desires to amend various provisions of the Plan to be effective October 1, 1998; and

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein the Employer hereby amends the Plan, notwithstanding any other provision of the Plan to the contrary as follows:

                                       I.

Section II.F. of the Adoption Agreement is hereby amended and hereinafter reads as follows:

"F. Service with companies or employers unrelated to the Employer, shall not be considered for purposes of crediting Service for eligibility and vesting under the Plan, except however, for purposes of determining eligibility and vesting under the Plan, Service with an entity that becomes an Affiliate of the Employer through an acquisition, shall be determined as of the date an Employee of such Affiliate first performed one (1) Hour of Service with such Affiliate."

                                       II.

Section III.A. of the Adoption Agreement is hereby amended and hereinafter reads as follows:

"A.  Salary Deposit Contributions:

1. For any Plan Year, the amount specified in a Salary Deposit Agreement shall be between 0% and 15% of Compensation.

2. Salary Deposit Agreements may be modified or stopped each October 1 and April 1."

                                      III.

Section C1. Is after C. and before D. under Section III. of the Adoption Agreement and hereinafter reads as follows:


VERTEX COMMUNICATIONS CORPORATION
FIRST AMENDMENT TO SAVINGS/PROFIT SHARING PLAN                           PAGE 1

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                                                                   EXHIBIT 10.24

"C1. Maximum Salary Deposit Contributions Matched:

1.   The amount of Employer Matching, if any, shall be the greater of:

              $1 for $1 up to $800; or
              50% of Salary Deposit Contributions up to 6% of Plan Year Compensation.

2. Each location of the Employer may receive a different Employer Matching Contribution amount."

                                       IV.

In all other respects, the Plan is hereby ratified and affirmed


                                      Vertex Communications Corporation

                                      By:   /s/ J. D. Carter
                                         ---------------------------------
                                      Title:  Vice President and CFO


VERTEX COMMUNICATIONS CORPORATION
FIRST AMENDMENT TO SAVINGS/PROFIT SHARING PLAN                           PAGE 2